EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (the "Agreement"), dated as of September 17, 1998, by and among Consolidated Graphics, Inc., a Texas corporation (the "Company"), John T. Gowland, and U. A. Yates.

                             W I T N E S S E T H :

      WHEREAS, it is a condition to the consummation of the transactions contemplated by that certain Agreement and Plan of Reorganization by and among the Company, PCA Acquisition, Inc., a Maryland corporation ("Newco"), Printing Corporation of America, a Maryland corporation, and the Holders dated as of September 17, 1998 (the "Merger Agreement") that this Agreement be executed and delivered by the Company to the Holders;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders agree as follows:

      Section 1. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below:

      AGENT shall mean any Person acting for or on behalf of a Holder of Registrable Securities with respect to the holding or sale of such Registrable Securities.

      AGREEMENT shall mean this Registration Rights Agreement.

      BUSINESS DAY shall mean any day other than a Saturday, Sunday, or day on which the New York Stock Exchange is not open for business.

      COMMISSION shall mean the Securities and Exchange Commission.

      COMMON STOCK shall mean the Company's common stock, par value $.01 per share, or any successor class of the Company's common stock.

      COMPANY shall mean Consolidated Graphics, Inc.

      EFFECTIVE DATE shall mean September 17, 1998.

      EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

      HOLDER OR HOLDERS shall mean John T. Gowland, U.A. Yates, their heirs and legal representatives and any Permitted Transferee who is a holder of Registrable Securities.

      INSPECTORS shall mean the Holders of Registrable Securities, any underwriter participating in any disposition of Registrable Securities pursuant to the Required Registration and any attorney, accountant or other agent retained by such Holders or underwriter.

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      LIABILITIES shall mean all losses, claims, damages, liabilities, whether joint or several, and expenses (including, but not limited to, reasonable costs of investigation, expert witness, appraisal and other professional fees) and any amounts paid in any settlement effected with the Company's consent.

      MERGER AGREEMENT shall mean that certain Agreement and Plan of Reorganization by and among the Company, Newco, Printing Corporation of America, the Holders and Eben Bray dated as of September 17,1998.

      NEW COMMON STOCK shall mean the shares of Common Stock of the Company to be acquired by the Holders pursuant to the Merger Agreement.

      PERMITTED TRANSFEREE shall mean any broker, dealer or affiliate thereof to whom U.A. Yates and/or John T. Gowland transfer, prior to the date upon which the registration statement for the Required Registration is filed, any shares of the New Common Stock pursuant to a Hedge Transaction described in Section 16 hereof.

      PERSON shall mean any individual, corporation, limited liability company, partnership (general or limited), joint venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

      RECORDS shall mean all financial and other records, pertinent corporate documents and properties of the Company.

      REGISTRABLE SECURITIES shall mean the New Common Stock and the Related Securities for so long as such New Common Stock and/or Related Securities are held by the Holders or the heirs or legal representatives of any individual Holder, until such time as the New Common Stock and the Related Securities have been (i) distributed to the public pursuant to a registration statement covering such securities that has been declared effective under the Securities Act, or
(ii) sold in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act.

      REGISTRATION EXPENSES shall mean all expenses incident to the Company's performance of or compliance with the Required Registration pursuant to this Agreement, including without limitation all Commission and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of the Company's counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses (including the printing of prospectuses), messenger and delivery expenses, internal expenses (including salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange on which similar securities issued by the Company are then listed and fees and disbursements of counsel for the Company and its independent certified public

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accountants, the fees and expenses of any special experts retained by the
Company in connection with such registration, underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, and all out-of-pocket expenses of the Holders of Registrable Securities (including, without limitation, the fees and disbursements of Holders' counsel) arising out of or in connection with the Required Registration.

      RELATED ACQUISITIONS shall mean the three (3) transactions contemplated by those three (3) certain letters of intent dated July 29, 1998 between the Company and (i) Richard Royle, et al, (ii) McKay Communications, Inc., and (iii) Bill Harrison, et al.

      RELATED SECURITIES shall mean any securities issued in exchange for (or upon the conversion or exercise of any convertible security, warrant or stock option) as a dividend on or in replacement of, or otherwise issued in respect of, or in replacement for (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights), the New Common Stock.

      REQUIRED REGISTRATION shall mean the registration with the Commission and all applicable state securities agencies pursuant to Section 2 hereof of the offer and sale of the Registrable Securities under and in accordance with the provisions of the Securities Act and as set forth in Section 2 of this Agreement.

      SECURITIES ACT shall mean the Securities Act of 1933, as amended.

      Section 2.  REQUIRED REGISTRATION.

      a. Subject to the terms and conditions contained in this Agreement, the Company shall file with the Commission a registration statement on Form S-3 under Rule 415 of the Securities Act covering the offer and sale of all of the Registrable Securities held by the Holders under and in accordance with the provisions of the Securities Act.

      b. The Company shall file a registration statement for the offer and sale of the Registrable Securities on or before the sooner to occur of (i) thirty
(30) calendar days following the Effective Date, or (ii) five (5) calendar days following the last closing date of the Related Acquisitions; provided, however, that if each of the Related Acquisitions has closed and the registration statement(s) covering the resale of the Common Stock issued in connection therewith has been declared effective prior to the Effective Date, this clause
(ii) shall no longer be effective and the filing of the registration statement by the Company shall occur no later than thirty (30) days following the Effective Date.

      c. If the Required Registration is an underwritten offering, the Holder(s) of a majority of the Registrable Securities to be included in the Required Registration will select a managing underwriter or underwriters to administer the offering. Such managing underwriter or underwriters shall be acceptable to the Company, and such acceptance will not be unreasonably withheld or delayed.

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      Section 3. RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE
SECURITIES. To the extent not inconsistent with applicable law, each Holder of Registrable Securities that are included in a registration statement pursuant to this Agreement agrees not to effect any public sale or distribution of the issue being registered (or any securities of the Company convertible into or exchangeable or exercisable for securities of the same type as the issue being registered) during the 14 days before, and during the 90-day period beginning on, the effective date of a registration statement filed by the Company (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior notice) by the managing underwriter or underwriters in the case of an underwritten public offering by the Company of securities of the same type as the Registrable Securities; provided, however, that the period of time for which the Company is required to keep such registration statement which includes Registrable Securities continuously effective shall be increased by a period equal to such requested holdback period.

      Section 4. COOPERATION BY HOLDERS. The offering of Registrable Securities by any Holder shall comply in all material respects with the applicable terms, provisions and requirements set forth in this Agreement, and such Holders shall timely provide the Company with all information and materials required to be included in a registration statement and that relate to the offering of the Registrable Securities of such Holder, and to take all such action as may be reasonably required in order not to delay the registration and offering of the securities by the Company. The Company shall have no obligation to include in such registration statement shares of a Holder who has failed to furnish such information which, in the written opinion of counsel to the Company, is required in order for the registration statement to be in compliance with the Securities Act. If a Holder of Registrable Securities to be included in the Required Registration shall fail to furnish such information and as a result thereof, (i) such Holder's Registrable Securities are not included in the registration statement at the time it becomes effective, or (ii) such Required Registration shall not become effective under the Securities Act then, in either such event, such Holder shall have no further rights under this Agreement to require the registration of such Holder's Registrable Securities nor shall such Holder have any right to request inclusion of the Holder's Registrable Securities in a future registration with respect to the Company's Common Stock.

      Section 5. REGISTRATION PROCEEDINGS. In connection with the Required Registration, the Company will act as expeditiously as possible to:

      a. prepare and file with the Commission and all applicable state securities agencies a registration statement within the applicable period provided in Section 2 which includes the Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to the Holders of the Registrable Securities covered by such registration statement and the underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) Business Days prior thereto, which documents will be subject to the reasonable review of the Holders and underwriters, if any, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents

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incorporated by reference) to which the Holders of a majority of the Registrable
Securities covered by such registration statement or the underwriters, if any, with respect to such Registrable Securities, if any, shall reasonably object, and will notify each Holder of the Registrable Securities of any stop order issued or threatened by the Commission and any applicable state securities agencies in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

      b. prepare and file with the Commission and any applicable state securities agencies such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for such period until the initial Holder(s) of such Registrable Securities can distribute such Registrable Securities without regard to the volume limitations contained in Rule 144(d) under the Securities Act or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and all applicable state securities laws applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

      c. furnish to any Holder of Registrable Securities included in such registration statement and the underwriter or underwriters, if any, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto (including exhibits) and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto, provided by the Company to each Holder of Registrable Securities covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto); provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed which documents will be subject to the review of such counsel;

      d. notify each Holder of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which

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they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and all applicable state securities agencies and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      e. use commercially reasonable efforts to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange (including, for this purpose, The New York Stock Exchange) on which the Common Stock of the Company is then listed or proposed to be listed, if any;

      f. make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the twelve-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said twelve-month period, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K, and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act as soon as feasible;

      g. make every reasonable effort to obtain the withdrawal of any stop order, or order suspending the effectiveness of the registration statement at the earliest possible moment;

      h. if reasonably requested by the managing underwriter or underwriters or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such Holder requests to be included therein, including without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of the underwritten offering of such Registrable Securities, and promptly make all required filings of such prospectus supplement or post-effective amendment;

      i. as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a copy of such document to each Holder of Registrable Securities covered by such registration statement;

      j. on or before the date on which the registration statement is declared effective, use commercially reasonable efforts to register or qualify, and cooperate with the Holders of Registrable Securities included in such registration statement, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such Holder or underwriter reasonably requests in writing, to use reasonable diligence to keep each such registration or

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qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

      k. cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request, subject to the underwriters' obligation to return to such Holders any certificates representing securities not sold;

      l. use commercially reasonable efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

      m. deliver to the Holders and their counsel and the managing underwriter or underwriters, if any, copies of all correspondence related to the offering between the Commission, the Company and its counsel;

      n. make available for inspection by the Inspectors such Records as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to respond to all reasonable inquiries from, and to supply all Records reasonably requested by, any such Inspector in connection with such registration statement; provided, however, that with respect to any Records that are confidential, the Inspectors shall execute such confidentiality agreements as the Company may reasonably request in order to maintain the confidentiality of confidential Records.

Notwithstanding the foregoing provisions of this Section 5, upon expiration of the period described in subsection b. of this Section 5 during which the Company is obligated to keep the registration statement effective, the Company shall have the right to deregister any Registrable Securities which have not been sold prior to such date. In addition, each Holder acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus included in such registration statement until such time as an amendment to the registration statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection d. of this Section 5, will forthwith discontinue disposition of the Registrable Securities until the Holder's receipt of the copies of the supplemented or amended

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prospectus contemplated by the first sentence of this paragraph, subsection d.
of this Section 5, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies in their possession or control, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company will use commercially reasonable efforts to amend or supplement as necessary its registration statement to permit the sale of the Registrable Securities to resume 90 days after it has given the notice referred to in the preceding sentence. If the Company shall give any such notice, the time periods mentioned in subsection b. of this Section 5 and elsewhere herein shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by the first sentence of this paragraph, subsection d. of this Section 5 hereof, or the notice that they may resume use of the prospectus.

      Section 6. REFERENCE TO HOLDERS IN REGISTRATION Statement. If such registration statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation of such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder.

      Section 7. REQUIRED REGISTRATION EXPENSES. All Registration Expenses incident to the Company's performance of the Required Registration, pursuant to this Agreement, except underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses (including, without limitation, the fees and disbursements of Holders' counsel) of the Holders of the Registrable Securities, will be borne by the Company.

      Section 8. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities and each Person who controls such Holder (within the meaning of the Securities Act), and any Agent or investment advisor thereof against all Liabilities arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus together with the documents incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such Liabilities arise out of or are based upon any untrue statement or omission with respect to such indemnified Person furnished in writing to the Company by such indemnified Person expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof,

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their officers and directors and each Person who controls such underwriters
(within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of such Holder of Registrable Securities or to such other extent as the Company and such underwriters may agree.

      Section 9. INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and the amount of Registrable Securities held by such Holder and such other information as the Company shall reasonably request for use in connection with any such registration statement or prospectus, and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers, and each Person who controls the Company (within the meaning of the Securities Act) against any Liabilities resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any prospectus or registration statement. The indemnification provided for in this section shall be several, and not joint, for each Holder and shall be limited to the net dollar amount received by each such Holder.

      Section 10. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person may claim indemnification or contribution pursuant to this Agreement (provided the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party so long as the failure to so notify the indemnifying party does not prejudice the indemnifying party's ability to defend any such action, suit, investigation, proceeding or claim) and, unless in the written opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the opinion of counsel for any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.


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      Section 11. CONTRIBUTION. If the indemnification provided for in Sections
8 and 9 from the indemnifying party is unavailable or insufficient to hold harmless to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses (including reasonable costs of investigation) referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses (including reasonable costs of investigation) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions or omissions which resulted in such losses, claims, damages, liabilities, or expenses (including reasonable costs of investigation), as well as any other relative equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action, untrue statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Company pursuant to Sections 8, 9, 10 and 11 shall be further subject to such additional express agreements of the Company as may be required to facilitate an underwritten offering, provided, however, that no such agreement shall in any way limit the rights of the Holders of Registrable Securities under this Agreement, or create additional obligations of such Holders not set forth herein, except as otherwise expressly agreed in writing by such Holders.

      Section 12. NO OBLIGATION FOR UNDERWRITTEN REGISTRATIONS. Notwithstanding any statement contained herein to the contrary, or seemingly to the contrary, the Company is under no obligation to cooperate with the Holders in connection with any underwritten offering.

      Section 13.  RULE 144.

      a. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other nonconfidential information so long as necessary to permit sales under Rule 144 under the Securities Act).

      b. Subject to the conditions of this Section 13, the Company further covenants that it will take such other action as any Holder of Registrable Securities may reasonably request, all to the

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extent required from time to time to enable such Holder to sell Registrable
Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

      c. The Company covenants that at such time any Holder is permitted to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided under Rule 144(k) under the Securities Act, as such Rule may be amended from time to time, the Company shall, upon request of any such Holder and to the extent the Company is otherwise legally permitted to do so, remove the restrictive legend set forth on any certificate evidencing such Holder's Registrable Securities. Any Holder shall only be permitted to make a single request for the removal of such restrictive legend in accordance with the foregoing provisions.

      d. If at any time any Holder shall seek to transfer any Registrable Securities other than pursuant to the registration statement filed by the Company pursuant to Section 2 hereof while the certificates evidencing such Registrable Securities contain a legend restricting the transfer thereof, such Holder shall, at such Holder's cost and expense, provide an opinion of counsel, reasonably acceptable to CGX together with such other representations and requests for transfer as may be reasonably required in connection therewith; provided, however, that (i) the Company shall provide any opinions required of the Company in connection with any transfer of the Registrable Securities to a Permitted Transferee pursuant to clause (i) of Section 16 below, and (ii) if the registration statement filed by the Company pursuant to Section 2 hereof does not become effective within 60 days of its filing for any reason other than the fault of a Holder, the Company shall provide, to the extent practicable, opinions of counsel as may be reasonably required in connection with any such transfer of the Registrable Securities.

      Section 14. RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Registrable Securities, to any and all shares of equity capital of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Securities, in each case as the amounts of such securities outstanding are appropriately adjusted for any equity dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date of this Agreement.

      Section 15. OPINIONS. When any legal opinion is required to be delivered hereunder, such opinion may contain such qualifications as may be customary or otherwise appropriate for legal opinions in similar circumstances.

      Section 16. COMPANY TRADING POLICIES. Each Holder executing this Agreement acknowledges and agrees that any transactions involving the Registrable Securities and other Common Stock of the Company (including, without limitation, any purchase, sale, exchange, short sales, options, puts and calls and other transactions involving the Common Stock or derivatives thereof) are subject to the Company's insider trading policy (the "Trading Policy") as of the date hereof (a copy of which is attached) while such Holder is an officer, director or employee of Newco, or any affiliate thereof including, without limitation, the Company and its subsidiaries. Notwithstanding the foregoing, (i) the Company hereby consents to the following actions: (A) the Holders executing this Agreement may, subject to applicable securities laws and at any time prior to the filing of the registration statement for the Required Registration, transfer shares of the Registrable Securities to any broker, dealer, or affiliate thereof in connection with a hedge, private collar or other similar transaction (a "Hedge Transaction"), and (B) the Holders executing this Agreement may, subject to applicable securities laws and during the period commencing on the date hereof and expiring on the date which is 30 days following the Effective Date, enter into a Hedge Transaction with any such broker, dealer or affiliate thereof; and (ii) the Holder shall not be required to obtain prior clearance from the Company under Section IV of the Trading Policy with respect to any sale of the Registrable Securities under an effective registration statement for the Required Registration during such times as the Holder, having not received any notice from the Company of the happening of any event of the kind described in subsection d. of Section 5 hereof, is permitted to use the prospectus included in such registration statement; provided, however, that the Holder shall continue to be subject to all other terms and provisions of the Trading Policy including, without limitation, the obligation under Section IV thereof to provide to the Secretary of the Company a signed statement setting forth the information and representations regarding the proposed sale as required under such Section IV.

      Section 17. NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      IF TO COMPANY, TO:      Consolidated Graphics, Inc.
                              5858 Westheimer, Suite 200
                              Houston, Texas  77057
                              Attention:   Joe R. Davis,
                                           Chief Executive Officer

         WITH A COPY TO:      R. Clyde Parker, Jr.
                              Winstead Sechrest & Minick, P.C.
                              910 Travis Street, Suite 2400
                              Houston, Texas  77002

           IF TO HOLDER:      John T. Gowland
                              10 Chris Eliot Court
                              Hunt Valley, Maryland  21030

           IF TO HOLDER:      U. A. Yates
                              3 Arden Valley Court
                              Sparks, Maryland  21152

         WITH A COPY TO:      Herman Eugene Funk, Jr.
                              Rosenberg Proutt Funk & Greenberg, LLP
                              2115 First Maryland Building
                              25 South Charles Street
                              Baltimore, Maryland  21201


      IF TO ANY PERSON OTHER THAN HOLDER:

      to the address of such Person on the records of the transfer agent of the Company as of the date prior to the date of any notice by the Company or to such other address as any party may furnish to the others in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt, and that failure to copy legal counsel shall not invalidate notices otherwise properly given.

      Section 18. APPLICABLE LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Maryland, without giving effect to the principles of conflicts of laws thereof.

      Section 19. AMENDMENT AND WAIVER. This Agreement may be amended, and the provisions hereof may be waived, only by a written instrument signed by (i) the Holders of a majority of the Registrable Securities and (ii) the Company. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

      Section 20. REMEDY FOR BREACH OF CONTRACT. The parties agree that if there is any breach or asserted breach of the terms, covenants, or conditions of this Agreement, the remedy of the parties hereto shall be at law and in equity and injunctive relief shall lie for the enforcement of or relief from any provisions of this Agreement. If any remedy or relief is sought and obtained by any party against one of the other parties pursuant to this Section 19, the other party shall, in addition to the remedy of relief so obtained, be liable to the party seeking such remedy or relief for the reasonable expenses incurred by such party in successfully obtaining such remedy or relief, including the reasonable fees and expenses of such party's counsel.

      Section 21. SEVERABILITY. It is a desire and intent of the parties that the terms, provisions, covenants, and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant, or remedy of this Agreement or the application thereof to any Person or circumstances shall, to any extent, be construed to be invalid or unenforceable, in whole or in part, then such term, provision, covenant, or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement, or the application thereof to any Person or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

      Section 22. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

      Section 23. HEADINGS. The section and paragraph headings have been inserted for purposes of convenience of reference only and shall not be used for interpretive purposes.

      Section 24. BINDING EFFECT. Unless otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns, and is not intended to confer upon any other Person any right or remedies hereunder; provided, however, that no Holder who is a natural person may make an INTER-VIVOS transfer or assignment and no other Holder may make any transfer or assignment of any rights under this Agreement.

      Section 25. ENTIRE AGREEMENT. This Agreement, together with the other agreements referenced herein, constitutes the entire agreement and supersedes all prior agreements, understandings, both written and oral, among the parties with respect to the subject matter hereof.

      Section 26. INFORMATION. So long as the Holders own Registrable Securities, the Holders agree to use commercially reasonable efforts to deliver to the Company, upon request, such information about the Holders and the Holders' holdings of Registrable Securities as the Company may reasonably request as is necessary to permit the Company to prepare and file its annual report on Form 10-K and its proxy statements under the Exchange Act and any filings under the Securities Act. The Holders further agree to report to the Company any sale or disposition of any kind relating to the Holders' Registrable Securities.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          CONSOLIDATED GRAPHICS, INC.


                                          By: /s/ G. CHRISTOPHER COLVILLE
                                                  G. Christopher Colville,
                                                  Executive Vice President -
                                                  Mergers & Acquisitions


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                            /s/ JOHN T. GOWLAND
                                                John T. Gowland


                                            /s/ U. A. YATES
                                                U. A. Yates



               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]